UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (404) 588-7711

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On February 10, 2005, SunTrust Banks, Inc. (the "Registrant") entered into the Fourth Amendment to its Supplemental Executive Retirement Plan (the "SunTrust SERP"). Pursuant to the amendment, the amount of compensation earned by a Tier I Participant (as defined in the SunTrust SERP) pursuant to the Registrant's Performance Unit Plan (the "PUP") that may be included in such Participant's SERP Compensation (as defined in the SunTrust SERP) for any calendar year beginning on or after January 1, 2005 shall not exceed the corresponding payout level (at minimum, target or maximum) established for such Participant's February 2004 PUP award. The foregoing description is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

On December 31, 2004, the Registrant amended the National Commerce Financial Corporation ("NCF") Supplemental Executive Retirement Plan (the "NCF SERP") to freeze the NCF SERP as to new participants and to freeze the NCF SERP as to benefit accruals for participants in the NCF SERP, each effective as of the close of business on December 31, 2004. In connection with the Registrant's October 2004 acquisition of NCF (the "NCF Merger"), the Registrant, as the successor in interest to NCF, succeeded to the responsibilities of NCF and became the primary sponsor under the NCF SERP. The foregoing description is qualified in its entirety by reference to the amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference.

On December 31, 2004, the Registrant amended the NCF Equity Investment Plan (the "NCF EIP") to freeze the NCF EIP as to new participants and to provide that the NCF EIP will not accept any new deferrals from existing participants nor credit any matching contributions to participants' accounts in accordance with the terms of the NCF EIP, each effective as of the close of business on December 31, 2004. In connection with the NCF Merger, the Registrant, as the successor in interest to NCF, succeeded to the responsibilities of NCF and became the primary sponsor under the NCF EIP. The foregoing description is qualified in its entirety by reference to the amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

10.1 -	Fourth Amendment to the SunTrust Banks, Inc. Supplemental Executive Retirement Plan, dated February 10, 2005.

10.2 -	Amendment to the National Commerce Financial Corporation Supplemental Executive Retirement Plan, dated December 31, 2004.

10.3 -	Amendment to the National Commerce Financial Corporation Equity Investment Plan, dated December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC. (Registrant)

Date: February 11, 2005

By: /s/ Kimberly N. Rhodes
Kimberly N. Rhodes First Vice President and Senior Counsel – Corporate and Regulatory